Exhibit 99.1

SHARE REPURCHASE AGREEMENT

THIS SHARE REPURCHASE AGREEMENT (this “Agreement”) is entered into as of March 9, 2021 by and between Veritiv Corporation, a Delaware corporation (the “Company”), and UWW Holdings, LLC, a Delaware limited liability company (the “Seller”).

Background

A.       The Seller owns an aggregate of 1,383,840 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and has agreed to sell and transfer a portion of those shares to the Company on the terms and conditions set forth in this Agreement;

B.       The Company has agreed to repurchase a portion of the Common Stock held by the Seller at the price and upon the terms and conditions provided in this Agreement (the “Repurchase”);

C.       Promptly after the date hereof, the Seller intends to sell all of its remaining shares of Common Stock to Morgan Stanley & Co. LLC pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, at the same price for the Repurchase;

D.       The board of directors of the Company (the “Board”) has authorized a program to repurchase Common Stock, having an aggregate value of up to $50.0 million, from time to time in the open market or in privately negotiated transactions or a combination thereof as may be approved by the Board;

E.       The terms of the Repurchase and this Agreement have been negotiated by the parties hereto on an arms-length basis; and

F.       The Board has approved the Repurchase and related transactions that may be required in connection with the Repurchase.

THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

Agreement

1.                  Repurchase.

(a)               Subject to the satisfaction of the conditions and to the terms set forth in this Agreement, the Seller hereby agrees to transfer, assign, sell, convey and deliver to the Company 100% of its right, title, and interest in and to an aggregate of 553,536 shares of Common Stock (the “Repurchase Shares”). The per share purchase price for each Repurchase Share shall be equal to $42.00 (the “Per Share Purchase Price”). At the Closing (as defined below), the Seller agrees to transfer, assign, sell, convey and deliver the Repurchase Shares, free and clear of all liens and encumbrances, to the Company, and the Company hereby agrees to purchase each such Repurchase Share from the Seller at the Per Share Purchase Price (the “Aggregate Purchase Price”).

(b)               The closing of the sale of the Repurchase Shares (the “Closing”) shall take place on Friday, March 12, 2021, at the Company’s principal executive office in Atlanta, Georgia, or at such other time and place as may be agreed upon by the Company and the Seller. At the Closing, the Seller shall deliver to the Company a duly executed stock power relating to the Repurchase Shares and such other agreements, certificates or documents as the Company may reasonably request to effect the sale of the Repurchase Shares, and the Company agrees to deliver to the Seller the Aggregate Purchase Price by wire transfer of immediately available funds to an account designated by the Seller in writing at least one business day prior to the Closing.

2.                  Company Representations. In connection with the transactions contemplated hereby, the Company represents and warrants to the Seller that:

(a)               The Company has been duly incorporated and is validly existing as an entity in good standing under laws of the State of Delaware. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

(b)               This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(c)               The compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) violate any provision of the certificate of incorporation, by-laws or articles of association, or other organizational documents, as applicable, of the Company or its subsidiaries or (iii) violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; except, in the case of clauses (i) and (iii), as would not impair in any material respect the consummation of the Company’s obligations hereunder or reasonably be expected to have a material adverse effect on the financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, in the case of each such clause, after giving effect to any consents, approvals, authorizations, orders, registrations, qualifications, waivers and amendments as will have been obtained or made as of the date of this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Company of its obligations under this Agreement, including the consummation by the Company of the transactions contemplated by this Agreement, except where the failure to obtain or make any such consent, approval, authorization, order, registration or qualification would not impair in any material respect the consummation of the Company’s obligations hereunder or reasonably be expected to have a material adverse effect on the financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole.

3.                  Representations of the Seller. In connection with the transactions contemplated hereby, the Seller represents and warrants to the Company that:

(a)               The Seller is duly organized and existing as an entity in good standing under the laws of the State of Delaware.

(b)               All consents, approvals, authorizations and orders necessary for the execution and delivery by the Seller of this Agreement and for the sale and delivery of the Repurchase Shares have been obtained; and the Seller has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Repurchase Shares, except for such consents, approvals, authorizations and orders as would not impair in any material respect the consummation of the Seller’s obligations hereunder.

(c)               This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a valid and binding agreement of the Seller, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(d)               The sale of the Repurchase Shares to be sold by the Seller hereunder and the compliance by the Seller with all of the provisions of this Agreement and the consummation of the transactions contemplated herein (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, (ii) nor will such action result in any violation of the provisions of (x) any organizational or similar documents pursuant to which the Seller was formed or is governed or (y) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or the property of the Seller; except in the case of clause (i) or clause (ii)(y), for such conflicts, breaches, violations or defaults as would not impair in any material respect the consummation of the Seller’s obligations hereunder.

(e)               No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Seller or any of its properties is required for the execution, delivery and performance by the Seller of its obligations under this Agreement, including the consummation by the Seller of the transactions contemplated by this Agreement, except where the failure to obtain or make any such consent, approval, authorization, order, registration or qualification would not impair in any material respect the consummation of the Seller’s obligations hereunder.

(f)                As of the date hereof and immediately prior to the delivery of the Repurchase Shares to the Company at the Closing, the Seller holds good and valid title to the Repurchase Shares, and holds, and will hold, such Repurchase Shares free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Repurchase Shares (including by crediting to a securities account of the Company) and payment therefor pursuant hereto, the Company will acquire good and valid title to the Repurchase Shares, free and clear of all liens, encumbrances, equities or claims, as well as a valid security entitlement (within the meaning of Section 8-102(a)(17) of the New York Uniform Commercial Code as in effect in the State of New York from time to time (the “UCC”)) to such Repurchase Shares purchased by the Company, and no action (whether framed in conversion, replevin, constructive trust, equitable lien or other theory) based on an adverse claim (within the meaning of Section 8-105 of the UCC) to such security entitlement may be asserted against the Company.

(g)               The Seller (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Repurchase. The Seller has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Repurchase and the Repurchase Shares and has had full access to such other information concerning the Shares and the Company as it has requested. The Seller has received all information that it believes is necessary or appropriate in connection with the Repurchase. The Seller has had an opportunity to consult with its own accounting, tax, financial, legal and other advisors in connection with the Repurchase. The Seller is an informed and sophisticated party and has engaged, to the extent the Seller deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. The Seller acknowledges that the Seller has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Company or any of its subsidiaries, directors, officers, employees or agents, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Seller in this Agreement. The Seller acknowledges that the Company and its subsidiaries, officers and directors may possess material non-public information not known to the Seller regarding or relating to the Company and/or its subsidiaries, including, but not limited to, information concerning the business, financial condition, results of operations or prospects of the Company or any of its subsidiaries. The Seller acknowledges and confirms that it is aware that future changes and developments in (i) each of the Company’s and its subsidiaries’ business and financial condition and operating results, (ii) the industries in which each of the Company and its subsidiaries competes and (iii) overall market and economic conditions, may have a favorable impact on the value of the Common Stock after the sale by the Seller of the Repurchase Shares to the Company pursuant to terms of this Agreement.

4.                  Termination. This Agreement may be terminated at any time by the mutual written consent of the Company and the Seller.

5.                  Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or sent via electronic mail to the recipient (with confirmation of receipt). Such notices, demands and other communications will be sent to the address indicated below:

To the Seller:

UWW Holdings LLC c/o Bain Capital Investors, LLC 200 Clarendon Street Boston, MA 02116 Attention: Jay P. Corrigan Facsimile No.: (617) 516-2010 Email: jcorrigan@baincapital.com

To the Company:

Veritiv Corporation 1000 Abernathy Road NE Building 400, Suite 1700 Atlanta, Georgia 30328 Attention: Mark Hianik Email: Mark.Hianik@veritivcorp.com or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

6.                  Miscellaneous.

(a)               Survival of Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(b)               Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

(c)               Complete Agreement. This Agreement and any other agreements ancillary thereto and executed and delivered on the date hereof embody the complete agreement and understanding between the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d)              Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(e)              Assignment; Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Company and their respective successors and permitted assigns. Any purported assignment not permitted under this paragraph shall be null and void.

(f)               No Third Party Beneficiaries or Other Rights. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns.

(g)               Governing Law; Jurisdiction. The Agreement and all disputes arising out of or related to this agreement (whether in contract, tort or otherwise) will be governed by and construed in accordance with the laws of the State of New York. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. Each of the parties (i) irrevocably submits to the personal jurisdiction of any state or federal court sitting in Wilmington, Delaware, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, in any suit, action or proceeding relating to or arising out of, under or in connection with this Agreement, (ii) agrees that all claims in respect of such suit, action or proceeding, whether arising under contract, tort or otherwise, shall be brought, heard and determined exclusively in the Delaware Court of Chancery (provided that, in the event that subject matter jurisdiction is unavailable in that court, then all such claims shall be brought, heard and determined exclusively in any other state or federal court sitting in Wilmington, Delaware), (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and (iv) agrees not to bring any action or proceeding relating to or arising out of, under or in connection with this Agreement or the Company’s business or affairs in any other court, tribunal, forum or proceeding. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding brought in accordance with this paragraph. Each of the parties agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth herein shall be effective service of process for any action, suit or proceeding brought against it in accordance with this paragraph, provided that nothing in the foregoing sentence shall affect the right of any party to serve legal process in any other manner permitted by law.

(h)               Mutuality of Drafting. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of the Agreement.

(i)                 Remedies.  The parties hereto agree and acknowledge that money damages will not be an adequate remedy for any breach of the provisions of this Agreement, that any breach of the provisions of this Agreement shall cause the other parties irreparable harm, and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance or other injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

(j)                 Amendment and Waiver. The provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Seller and the Company. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement, nor shall any waiver constitute a continuing waiver. Moreover, no failure by any party to insist upon strict performance of any of the provisions of this Agreement or to exercise any right or remedy arising out of a breach thereof shall constitute a waiver of any other provisions or any other breaches of this Agreement.

(k)               Further Assurances. Each of the Company and the Seller shall execute and deliver such additional documents and instruments and shall take such further action as may be necessary or appropriate to effectuate fully the provisions of this Agreement.

(l)                 Expenses. Each of the Company and the Seller shall bear its own expenses in connection with the drafting, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Share Repurchase Agreement as of the date first written above.

Company:
VERITIV CORPORATION

By:	/s/ Stephen J. Smith
Name:	Stephen J. Smith
Title:	Senior Vice President and Chief Financial Officer

Seller:
UWW HOLDINGS, LLC

By:	/s/ Jay Paul Corrigan
Name:	Jay Paul Corrigan
Title:	Manager, Vice President and Secretary

[Signature Page to Share Repurchase Agreement]